UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

EMC Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M30084-P08212 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. EMC CORPORATION *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 4, 2011. EMC CORPORATION 176 SOUTH STREET HOPKINTON, MA 01748 Meeting Information Meeting Type: Annual For holders as of: March 7, 2011 Date: May 4, 2011 Time: 10:00 a.m., E.D.T. Location: EMC Corporation 176 South Street Hopkinton, Massachusetts 01748 See the reverse side of this notice to obtain proxy materials and voting instructions.

M30085-P08212 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 20, 2011 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K LETTER TO SHAREHOLDERS Proxy Materials Available to VIEW or RECEIVE: XXXX XXXX XXXX XXXX XXXX XXXX

Voting Items 1. Election of the eleven nominees listed below to the Board of Directors. 1a. Michael W. Brown 1c. Michael J. Cronin 1d. Gail Deegan 1e. James S. DiStasio 1f. John R. Egan 1g. Edmund F. Kelly 1h. Windle B. Priem 1b. Randolph L. Cowen 1i. Paul Sagan 1j. David N. Strohm 1k. Joseph M. Tucci M30086-P08212 2. Ratification of the selection by the Audit Committee of PricewaterhouseCoopers LLP as EMC's independent auditors for the fiscal year ending December 31, 2011, as described in EMC's Proxy Statement. 5. Advisory vote on executive compensation, as described in EMC's Proxy Statement. 4. Approval of an amendment to EMC's Bylaws to reduce the percentage of shares required for shareholders to call a special meeting of shareholders, as described in EMC's Proxy Statement. 3. Approval of the EMC Corporation Amended and Restated 2003 Stock Plan, as described in EMC's Proxy Statement. The Board of Directors of EMC Corporation unanimously recommends a vote "FOR" all the nominees listed below, "FOR" items 2, 3, 4 and 5 and for "1 year" on item 6. 6. Advisory vote on the frequency of future advisory votes on executive compensation, as described in EMC's Proxy Statement. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

M30087-P08212